SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934
                          (Amendment No.             )

Filed by the Registrant [X]
Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ]     Preliminary Proxy Statement
[X]     Definitive Proxy Statement
[ ]     Definitive Additional Materials
[ ]     Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12
[ ]     Confidential, For Use of the Commission Only
        (as permitted by Rule 14a-6(e)(2))


                            FULL HOUSE RESORTS, INC.
                (Name of Registrant as Specified in Its Charter)



                            FULL HOUSE RESORTS, INC.
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)



Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on the table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies:

     (2) Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4) Proposed maximum aggregate value of transaction:

     (5) Total fee paid:

[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

     (2) Form, Schedule or Registration Statement No.:

     (3) Filing Party:

     (4) Date Filed:

                            FULL HOUSE RESORTS, INC.
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON JUNE 8, 1999

To the Stockholders
of Full House Resorts, Inc.:

         NOTICE IS HEREBY GIVEN that the 1999 Annual Meeting of Stockholders of Full House Resorts, Inc., ("Full House"), will be held at 1:00 p.m., local time, on June 8, 1999, at the Four Seasons Hotel, 3950 Las Vegas Blvd. S., Las Vegas, Nevada, 89109, for the following purposes:

         1. To elect five (5) directors to the Board of Directors of Full House to hold office until the next Annual Meeting of Stockholders of Full House following their election or until their successors are duly elected and qualified;

         2. To approve an amendment to the Company's 1992 Incentive Plan to increase the number of shares of common stock for which options may be granted under such plan;

         3. To ratify the appointment of Deloitte & Touche LLP as the Company's independent accountants for 1999; and

         4. To transact such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.

         The Board of Directors has fixed the close of business on April 30, 1999 as the record date for determining those stockholders entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof.

         ALL STOCKHOLDERS ARE INVITED TO ATTEND THE MEETING IN PERSON. WHETHER OR NOT YOU EXPECT TO BE PRESENT, ALL STOCKHOLDERS ARE URGED TO PROMPTLY EXECUTE AND RETURN THE ENCLOSED PROXY CARD. STOCKHOLDERS WHO EXECUTE A PROXY CARD MAY NEVERTHELESS ATTEND THE MEETING, REVOKE THEIR PROXY AND VOTE THEIR SHARES IN PERSON. PLEASE MARK, SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED POSTAGE PAID, PRE-ADDRESSED ENVELOPE.

                                             By Order of the Board of Directors

                                             Megan G. McIntosh
Las Vegas, Nevada                            Secretary
May 7, 1999

                       1999 ANNUAL MEETING OF STOCKHOLDERS
                                       OF
                            FULL HOUSE RESORTS, INC.

                             -----------------------

                                 PROXY STATEMENT

                             -----------------------


         This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Full House Resorts, Inc. ("Full House" or "the Company"), of Proxies from the holders of the Common Stock of Full House, par value $.0001 per share (the "Common Stock"), for use at the 1999 Annual Meeting of Stockholders of Full House to be held on June 8, 1999, or at any adjournment(s) or postponement(s) thereof (the "Annual Meeting"), pursuant to the enclosed Notice of Annual Meeting.

         The approximate date that this Proxy Statement and the enclosed proxy are first being sent to stockholders is May 7, 1999. Stockholders should review the information provided herein in conjunction with the 1998 Annual Report on Form 10-KSB of Full House, a copy of which report accompanies this Proxy Statement.

         The Company's principal executive offices are located at 2300 W. Sahara Ave., Las Vegas, Nevada 89102, and its telephone number is (702) 221-7800.

                          INFORMATION CONCERNING PROXY

         The enclosed Proxy is solicited on behalf of the Board of Directors of Full House. The giving of a Proxy does not preclude the right to vote in person should any stockholder giving the Proxy so desire. Stockholders have an unconditional right to revoke their Proxy at any time prior to the exercise thereof, either in person at the Annual Meeting or by filing with the Secretary of the Company a written revocation or duly executed Proxy bearing a later date; however, no such revocation will be effective until written notice of the revocation is received by Full House at or prior to the Annual Meeting.

         Unless contrary instructions are indicated on the enclosed proxy, all shares represented by valid proxies received pursuant to this solicitation (and which have not been revoked in accordance with the procedures set forth above) will be voted in favor of the election of the five nominees for director named below; in favor of the amendment to the Company's 1992 Incentive Plan; in favor of the option grant to Lee Iacocca; in favor of the ratification of the appointment of Deloitte & Touche LLP; and with discretion on any other matters as may properly come before the Annual Meeting. In the event a stockholder specifies a different choice by means of the enclosed proxy, his shares will be voted in accordance with the specification so made.

         The cost of preparing, assembling and mailing this Proxy Statement, the Notice of Annual Meeting of Stockholders and the enclosed Proxy is to be borne by the Company. In addition to soliciting Proxies by mail, directors and employees of the Company, without additional compensation, may solicit proxies personally and / or by other appropriate means. It is anticipated that banks, brokers and other custodians, nominees and fiduciaries will forward Proxy soliciting material to their principals and that the Company will reimburse such persons for their expenses in so doing

                 OUTSTANDING VOTING SECURITIES AND VOTING RIGHTS

         The Board of Directors has set the close of business on April 30, 1999 as the record date (the "Record Date") for determining stockholders entitled to notice of and to vote at the Annual Meeting. As of the Record Date, there were 10,340,380 shares of Common Stock issued and outstanding, each of which is entitled to be voted at the Annual Meeting. Each share of Common Stock is entitled to one vote on each matter submitted to stockholders for approval at the Annual Meeting. In addition, there were 700,000 shares of the Series 1992-1 Preferred Stock outstanding (the "Preferred Stock"), each of which is entitled to vote together as a group with the Common Stock, on all matters coming before the Annual Meeting.

         The attendance, in person or by proxy, of the holders of 40% of the aggregate of the outstanding shares of Common Stock and Preferred Stock entitled to vote at the Annual Meeting is necessary to constitute a quorum. Directors are elected by a plurality vote of the aggregate of the shares of Common Stock and Preferred Stock represented in person or by proxy at the Annual Meeting. The affirmative vote of the majority of the aggregate of the shares of Common Stock and Preferred Stock represented in person or by proxy at the Annual Meeting will be required for the approval of any other matters that may be submitted to a vote of the stockholders, unless the matter is one for which a greater vote is required by law or by the Certificate of Incorporation or Bylaws of the Company.

         A properly executed proxy marked "WITHHOLD AUTHORITY" with respect to the election of one or more directors will not be voted with respect to the director or directors indicated, although it will be counted for purposes of determining whether there is a quorum. For each other item to be acted upon at the meeting, a properly executed proxy marked "ABSTAIN" will not be voted on such matters, although it will be counted for purposes of determining whether there is a quorum. Accordingly, an abstention will have the effect of a vote AGAINST the matter in question, whereas shares not voted due to the failure of a broker to exercise his discretionary authority are not tabulated for purposes of determining whether a proposal has been approved.

                               SECURITY OWNERSHIP

         The following table sets forth, as of April 26, 1999, information with respect to the beneficial ownership of the Common Stock by (i) each person known by Full House to beneficially own more than 5% of the outstanding shares of Common Stock, (ii) each director of Full House, (iii) the executive officers of Full House named in the Summary Compensation Table, and (iv) all directors and executive officers of Full House as a group.

NAME AND ADDRESS                                           SHARES OF COMMON                      PERCENTAGE  OF
OF BENEFICIAL OWNER                                           STOCK OWNED(1)                      COMMON STOCK
-------------------                                        -----------------                     OUTSTANDING(2)
                                                                                                 --------------
William P. McComas (3)                                       1,140,037(4)(5)                         10.8%

James C. Gilstrap (3)                                           10,500(5)                              *

Lee A. Iacocca (3)                                           1,306,471(4)(5)(7)                      12.3%

LKL Family Limited Partnership                               1,306,471(5)                            12.3%
10900 Wilshire Boulevard., Suite 520
Los Angeles, California 90024

Ronald K. Richey (3)                                           262,200(5)                             2.5%

Gregg R. Giuffria (3)                                          163,333(6)                             1.6%

Michael P. Shaunnessy (3)                                       44,000(6)                              *

Allen E. Paulson                                             2,460,000(4)(8)                         23.8%
6001 Clubhouse Drive
P. O. Box 9660
Rancho Santa Fe, California 92067

All Officers and Directors                                   2,936,541(9)                            26.2%
as a Group (7 Persons)

* Less than 1%

(1) Shares are considered beneficially owned, for purposes of this table only, if held by the person indicated as beneficial owner, or if such person, directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise, has or shares the power to vote, to direct the voting of and/or dispose of or to direct the disposition of, such security, or if the person has a right to acquire beneficial ownership within 60 days, unless otherwise indicated in these footnotes.

(2) Based on 10,340,380 shares of Common Stock outstanding. Any securities outstanding which are subject to presently exercisable options or warrants are deemed to be outstanding for the purpose of computing the percentage of outstanding securities of the class owned by such person, but are not deemed to be outstanding for the purpose of computing the percentage of the class owned by any other person.

(3) The address for Messrs. , McComas, Gilstrap, Iacocca, Richey, Giuffria and Shaunnessy is c/o Full House Resorts, 2300 W. Sahara, Suite 450, Las Vegas, NV. 89102

(4) Pursuant to an Option Agreement dated December 29, 1995, Messrs. McComas, Iacocca and Paulson have granted an option to GTECH Corporation to purchase their shares of Common Stock should they propose to transfer the same.

(5)      Includes options to purchase 200,000, 10,000, 250,000 and 170,000 shares of Common Stock for Messrs. McComas, Gilstrap, Iacocca and Richey, respectively.

(6) Includes options to purchase 163,333 and 44,000 shares of Common Stock for Messrs. Giuffria and Shaunnessy, respectively.

(7) Includes 1,056,471 shares held by the LKL Family Limited Partnership of which Lee A. Iacocca is the General Partner.

(8) Includes 2,000,636 shares held by the Allen E. Paulson Living Trust of which Mr. Paulson is the trustee.

(9) Includes 847,333 shares of Common Stock which may be purchased upon exercise of currently exercisable options

                                   PROPOSAL 1

                         ELECTION OF DIRECTORS; NOMINEES

         The Bylaws of Full House provide that the number of directors constituting the Board of Directors shall be fixed from time to time by the Board of Directors. The Board of Directors has fixed at five the number of directors that will constitute the Board for the ensuing year.

         Each Director elected at the Annual Meeting will serve for a term expiring at the 2000 Annual Meeting of Stockholders of Full House or when his successor has been duly elected and qualified. Each of the current members of the Board of Directors, consisting of William P. McComas, James C. Gilstrap, Lee
A. Iacocca, Ronald K. Richey, and Gregg R. Giuffria has been nominated by the Company to be re-elected as a Director at the Annual Meeting.

         The Board of Directors has no reason to believe that any of the nominees will refuse to act or be unable to accept election; however, in the event that any of the nominees is unable to accept election or if any other unforeseen contingencies should arise, each proxy that does not direct otherwise will be voted for the remaining nominees, if any, and for such other person(s) as may be designated by the Board of Directors.

          THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION
            OF ALL THE DIRECTOR NOMINEES LISTED IN PROPOSAL 1 ABOVE.

                        DIRECTORS AND EXECUTIVE OFFICERS

         The names, ages and positions of all directors and executive officers of Full House as of April 26, 1999 are listed below, followed by a brief account of their business experience during the past five years.

                  NAME                               AGE                            POSITIONS
                  ----                               ---                            ---------
         William P. McComas                          72                Chairman and Chief Executive Officer

         James C. Gilstrap                           63                Director

         Lee A. Iacocca                              74                Director

         Ronald K. Richey                            72                Director

         Gregg R. Giuffria                           47                Director, President and Chief Operating Officer

         Michael P. Shaunnessy                       45                Executive Vice President - Finance

         Megan G. McIntosh                           43                Secretary

         WILLIAM P. MCCOMAS served as interim President of Full House Resorts between October 7, 1997 and April 9, 1998 and became Chairman of the Board and Chief Executive Officer on March 5, 1998. Mr. McComas has been a Director of the Company since November, 1992. He has been President of McComas Properties, Inc., a California real estate development company since January 1984. Mr. McComas and companies controlled by him have owned or developed several hotels and resorts, including Marina Bay Resort, Fort Lauderdale, Florida; Ocean Colony Hotel and Resort, Half Moon Bay, California; Residence Inn by Marriott, Somers Point, New Jersey; and five Holiday Inns located in Des Moines, Iowa; San Angelo, Texas; Suffern, New York; Niagara Falls, New York; and Fort Myers, Florida.

         JAMES C. GILSTRAP has been a Director of the Company since March 10, 1998. He has been Co-chairman of the Board of Directors of CardioDynamics International Corporation since June 1996 and served as Chairman of the Board from February 1995 to June 1996. Mr. Gilstrap has for more than the past five years managed a portfolio of personal investments. He is a retired Partner of Jefferies & Company, where he served as Senior Executive Vice President, and a Member of the Executive Committee. He is a past President of the Dallas Securities Dealers and served as a member of the Board of Governors of the National Association of Securities Dealers. Mr. Gilstrap founded the 1,700 member PGA West Members Association, of which he is President. Mr. Gilstrap is also an accomplished horseman, competing in major polo tournaments throughout the world and representing the United States on winning teams in open competition against the best players in the world.

         LEE A. IACOCCA has been a Director of the Company since April 8, 1998. In March 1998, he assumed the role of Acting Chairman of Koo Koo Roo, Inc., which operates 52 restaurants, including Hamburger Hamlet restaurants and the Arrosto Coffee Company. In 1997, he founded EV Global Motors, to design, market and distribute the next generation of electric vehicles. Mr. Iacocca is former Chief Executive Officer and Chairman of the Board of Directors of Chrysler Corporation, retiring from those positions in 1992. He retired as a Chrysler Director in September 1993 and continued to serve as a consultant to Chrysler until 1994. He is Chairman of the Iacocca Foundation, a philanthropic organization dedicated to educational projects and the advancement of diabetes research, and is Chairman of the Committee for Corporate Support of Joslin Diabetes Foundation. Mr. Iacocca is also Chairman Emeritus of the Statue of Liberty - Ellis Island Foundation and serves on the Advisory Board of Reading Is Fundamental, the nation's largest reading motivation program.

         RONALD K. RICHEY has been a Director of the Company since April 9, 1996. He was Chairman of Torchmark Corporation, an insurance holding company from August 1986 until his retirement from Torchmark in March 1998. Mr. Richey was Chief Executive Officer of that company from December 1984 until his retirement. From December 1984 through August 1986, he was President of Torchmark Corporation. Mr. Richey is an attorney and a member of the Oklahoma Bar Association.

         GREGG R. GIUFFRIA was appointed to the Board on September 24, 1998 to fill the vacancy created by the death of Robert L. Brock. He has been serving Full House as President since April 10, 1998 and as Vice President of Corporate Development since December 1997. Mr. Giuffria also owns American Laser Cutting, Inc., a state-of-the-art industrial laser facility in Las Vegas which specializes in gaming manufacturing uses, and was an independent gaming consultant from 1996 to 1997. He headed Corporate Development for Casino Data Systems, Inc. from 1995 to 1996, with responsibilities for design and development of innovative technology in new casino games. Mr. Giuffria was President of American Leisure Technologies from 1992 to 1995, after 20 years in the music, film and publishing business. In January 1999, the Company was advised by the U.S. Securities and Exchange Commission ("SEC") that it is conducting an inquiry into trading of the Company's stock by Mr. Giuffria for a period beginning prior to his association with the Company and continuing for several weeks after he began providing consulting services to the Company. The SEC has admonished that this inquiry is not to be construed as an indication that any violations of federal securities laws have occurred. The Company and Mr. Giuffria voluntarily provided all information requested, and are cooperating fully with the SEC .

         MICHAEL P. SHAUNNESSY joined the Company on July 1, 1998 as Executive Vice President -Finance and Chief Financial Officer. Mr. Shaunnessy has over 15 years experience in the gaming industry. From 1995 to 1998 he was Vice President
- Finance and Chief Accounting Officer of Primadonna Resorts, Inc. He was with Aztar Corporation from 1983 to 1995, serving in senior financial positions at properties in New Jersy and Nevada. Mr.Shaunnessy received his Masters in Accountancy from Northern Illinois University in DeKalb, Illinois.

         MEGAN G. MCINTOSH has been employed by Full House since December 1, 1994 and has been the Secretary of Full House since November 20, 1995. From April 1991 until she joined Full House, Ms. McIntosh was an administrative assistant for a civil engineering firm located in California. Prior to that time, Ms. McIntosh was an administrative assistant for a real estate development firm located in Southern California.

         The officers of Full House are elected annually and serve at the discretion of the Board of Directors.

                            COMPENSATION OF DIRECTORS

         Directors who are not employees of the Company may receive a fee for attendance at meetings of the Board of Directors, and are entitled to reimbursement for reasonable expenses of such attendance. No fees for attendance at meetings have been paid to date.

         All non-employee directors are eligible to participate in the Company's 1992 Non-employee Director Stock Plan. However, no non-employee director is eligible to receive options if at the time such option would otherwise be granted, such non-employee director is directly or indirectly the beneficial owner of more than ten percent of any class of equity security of the Company which is registered pursuant to the Securities and Exchange Act of 1934, as amended. Options to purchase 10,000 shares of Common Stock are granted pursuant to the Plan immediately following each annual meeting of the Company's stockholders at an exercise price equal to the Market Price at the date of grant. The Market Price is the average of the "Fair Market Value" (as such term is defined in the Plan) of the Common Stock for all trading days during the thirty calendar days preceding the date on which the option is granted. Each option is exercisable for a five-year period commencing six months after the date of grant, and each such option expires five years and six months after the date of grant.

         THE BOARD AND ITS COMMITTEES

         The Board has an Audit Committee and an Incentive Plan Committee. The full Board administers the compensation program for executive officers.

         The Audit Committee is comprised of Messrs. Richey, McComas and Gilstrap, who serves as its chairman. This committee is responsible for reviewing the audit scope, timing, and fee arrangements with the independent public accountants; reviewing the audit findings and other information submitted by such accountants; and presenting such information to the full Board.

         Mr. Richey is the only current member of the Incentive Plan Committee. Former director Mr. Robert L. Brock was a member of the Incentive Plan Committee until his death in June of 1998. Mr. McComas served on this committee until he assumed the role of President and COO in October 1997.

         During 1998, the Board of Directors held six meetings. Each person who was a director attended all of the Board meetings except that Mr. Gilstrap was unable to attend two meetings. The Audit Committee and the Incentive Plan Committee each held one meeting at which all members were present.

                        COMPLIANCE WITH SECTION 16(A) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Section 16(a) of the Securities Exchange Act of 1934 requires the directors and executive officers of Full House, and persons who own more than ten percent of the outstanding Common Stock, to file with the Securities and Exchange Commission (the "SEC") initial reports of ownership and reports of changes in ownership of Common Stock. Such persons are required by SEC regulation to furnish Full House with copies of all such reports they file.

         To the knowledge of Full House, based solely on a review of the copies of such reports furnished to Full House and written representations that no other reports were required, the officers, directors and greater than ten percent beneficial owners of Full House have timely complied with all applicable
Section 16(a) filing requirements except for the initial report of ownership on Form 3 for Messrs. Giuffria and Shaunnessy, which were filed late.

                             EXECUTIVE COMPENSATION

         The following table sets forth the annual compensation paid or accrued by the Company for services rendered during each year presented, for the Chief Executive, Operating, and Financial Officers of the Company, as well as two former executive officers (collectively, "Named Executive Officers"), for services in all capacities to the Company and its subsidiaries. No other executive officer received over $100,000 in annual salary and bonus in 1998.

                                             SUMMARY COMPENSATION TABLE

                                                                                                      LONG-TERM
                                                                                                    COMPENSATION
                                                                                                    ------------
                                                ANNUAL COMPENSATION                                   NUMBER OF
                                                -------------------           OTHER                  SECURITIES
              NAME                                                          ANNUAL                  UNDERLYING
         PRINCIPAL POSITION           YEAR         SALARY                 COMPENSATION                 OPTIONS
         ------------------           ----         ------                 ------------              -----------
William P. McComas, Chairman          1998        $181,193                     -0-                   250,000(1)
   and Chief Executive Officer        1997             -0-                     -0-                   250,000(1)
                                      1996             -0-                     -0-                       -0-

Gregg R. Giuffria, President          1998        $153,458                     -0-                   800,000
   and Chief Operating Officer        1997             -0-                     -0-                       -0-
                                      1996             -0-                     -0-                       -0-

Michael P. Shaunnessy, Executive      1998        $100,000                     -0-                   176,000
   V.P. Chief Financial Officer       1997             -0-                     -0-                       -0-
                                      1996             -0-                     -0-                       -0-

Allen E. Paulson, Former Chairman     1998        $    -0-                     -0-                       -0-
   and Chief Executive Officer        1997             -0-                     -0-                   250,000
                                      1996             -0-                     -0-                       -0-

William R. Jackson,  Former           1998        $    -0-                     -0-                       -0-
   Executive Vice President           1997         126,000                     -0-                       -0-
   and Chief Financial Officer        1996         110,079                     -0-                    50,000

(1) Represents a re-pricing in June 1998, of a grant originally issued in March 1997


EMPLOYMENT ARRANGEMENTS

         The Company and Gregg R. Giuffria have an employment arrangement providing for Mr. Giuffria's employment as President and Chief Operating Officer, at a base salary of $250,000 per year. Mr. Giuffria was also granted, in connection with his service to the Company, options to purchase a total of 800,000 shares of the Company's Common Stock, 70,001 of which had vested as of December 31, 1998.

         The Company and Michael P. Shaunnessy have an employment arrangement providing for Mr. Shaunnessy's employment as Chief Financial Officer of the Company, at a base salary of $200,000 per year. In connection with his employment, Mr. Shaunnessy was granted options to purchase a total of 176,000 shares of the Company's Common Stock, none of which were vested as of December 31, 1998.

STOCK OPTIONS

                        OPTION GRANTS IN LAST FISCAL YEAR

         The following table sets forth certain information concerning grants of options to purchase Common Stock made during 1998 to the Named Executive Officers.

                                                          PERCENT OF
                                                         TOTAL OPTIONS
                                                          GRANTED TO
                                    NUMBER OF            EMPLOYEES IN             EXERCISE            EXPIRATION
NAME                           OPTIONS GRANTED               1998                   PRICE                DATE
---------               ----------------------         ------------------       -------------       --------------
William P. McComas                250,000(1)                  20%                   $2.25               3/03/07

Gregg R. Giuffria                 350,000                     28%                   $2.06               1/05/08
                                  200,000                     16%                   $2.12               9/00/03
                                  250,000                     20%                   $2.00               9/24/03

Michael P. Shaunnessy             176,000                     14%                   $2.25               7/01/03

(1) Represents a re-pricing in June 1998, of a grant originally issued in March 1997.

               AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                      AND FISCAL YEAR-END OPTION/SAR VALUES

         The following table sets forth certain information concerning the fiscal year-end value of the unexercised stock options held by the Named Executive Officers. No options were exercised by such officers in 1998.

                                                               NUMBER OF SECURITIES
                                                              UNDERLYING UNEXERCISED       VALUE OF UNEXERCISED
                         SHARES ACQUIRED      VALUE           OPTIONS AT 1998 FISCAL       IN-THE-MONEY OPTIONS AT
       NAME               ON EXERCISE       REALIZED                 YEAR END               1998 FISCAL YEAR-END(1)
       ----              ---------------    --------      --------------------------   ----------------------------
                                                          EXERCISABLE  UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
                                                          -----------  -------------   -----------   -------------
William P. McComas             -0-              -0-         150,000     100,000          $   -0-       $   -0-
Gregg R. Giuffria              -0-              -0-         70,001      729,999           13,300       141,700
Michael P. Shaunnessy          -0-              -0-         44,000      132,000              -0-           -0-

(1) Based upon the market value of the underlying securities at December 31, 1998 of $2.25, minus the exercise price of "in-the-money" options.

REPORT ON EXECUTIVE COMPENSATION

         During 1998, the Board of Directors of Full House administered the compensation program for executive officers.

         It is the philosophy of the Board of Directors that compensation of executive officers should be closely aligned with the financial performance of Full House. Therefore, benefits are provided to management through stock option incentives and bonuses which are generally consistent with the goal of closely coordinating the rewards to management with the maximization of stockholder return. The compensation of William P. McComas, Chief Executive, Gregg R. Giuffria, President, and Michael P. Shaunnessy, Executive Vice President - Finance, reflects this policy

         In reviewing the performance of Full House, consideration is given to revenues and earnings and an evaluation is made of strategic planning and the Company's progress in that regard. Also taken into consideration are external economic factors that affect results of operations. An attempt is also made to maintain compensation within the market range. Although review of individual performance is primarily tied to the performance of the Company, it is also, to a lesser extent, subjective.

         Section 162(m) of the Internal Revenue Code, enacted in 1993, generally disallows a tax deduction to publicly held companies for compensation exceeding $1 million paid to certain of the corporation's executive officers. The compensation paid to the Company's executive officers in 1998 did not exceed the $1 million limit per officer, nor is it expected that the compensation to be paid to the Company's executive officers in 1999 will exceed that limit. Although it is possible that the $1 million limit could be exceeded as a result of awards under the Company's 1992 Incentive Plan, the Board intends to monitor such grants in an attempt to ensure that this does not occur. Because it is very unlikely that the cash compensation payable to any of the Company's executive officers in the foreseeable future will approach the $1 million limit, the Board has decided at this time not to take any other action to limit or restructure the elements of cash compensation payable to the Company's executive officers. The Compensation Committee will reconsider this decision should the individual compensation of any executive officer ever approach the $1 million level.

COMPENSATION OF THE CHIEF EXECUTIVE OFFICER

         Mr. McComas became the Chief Executive Officer on March 5, 1998 after serving as interim President of the Company since October 7, 1997. The Board considered the necessary level of involvement in the day to day management of the strategic affairs of the Company that it expected, and reviewed comparable compensation levels in the gaming industry. Mr. McComas receives a base compensation of $250,000 per year. In furtherance of its overall compensation philosophy, the Board decided to adjust the exercise price for options held by Mr. McComas. In March 1997, in his capacity as a director of the Company, Mr. McComas was granted 250,000 options at the then current market price of $3.69 per share. In June 1998, the Board determined to adjust the exercise price to the then current market price of $2.25 per share. See "Executive Compensation - Employment Arrangements."

                                PERFORMANCE GRAPH

         The following line-graph presentation compares cumulative stockholder returns on Full House's Common Stock since December 17, 1993, with the NASDAQ Stock Market index (U.S. companies) and a peer index consisting of companies included in the NASDAQ system engaged in the gaming industry (sic 7010-7019). The following companies were deleted from last year's peer index due to their acquisition by other companies: Bally's Grand, Inc. and Boardwalk Casino, Inc. The 1998 self-determined peer index companies are:

         Butler National Corp.                       Hollywood Casino Corp
         Dover Downs Entertainment                   Lady Luck Gaming
         Europa Cruise Lines                         Presidents Casinos
         Florida Gaming Corp.


                      [COPY FOR PERFORMANCE GRAPH TO COME]

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         On September 10, 1998, the Company and Allen E. Paulson formed a limited liability company for the purpose of developing and owning a Hard Rock Hotel & Casino in Biloxi, Mississippi. The Company contributed its rights to various agreements with Hard Rock Cafe International ("Hard Rock"), and Mr. Paulson contributed a gaming vessel and its related equipment (the former Treasure Bay barge in Tunica, Mississippi). Each member received a 50% interest for its contribution.

         The agreements with Hard Rock provide for the exclusive right to develop a Hard Rock themed gaming facility in the defined territory in exchange for payment of a territory fee, and continuing fees based on the gaming and hotel revenues generated by the project. The contributed gaming vessel will provide the basis for the development of the complex.

         . The Hard Rock - Biloxi, as currently envisioned, is expected to cost between $250 and $300 million, and the Company is exploring various financing alternatives. Substantial additional financing will be required for the Company to effect its business strategy, and there can be no assurance that the Company will be able to obtain such financing on acceptable terms.

         The Company believes that the terms of the transaction with Mr. Paulson were as favorable to Full House as would have been available from unrelated parties.

                                   PROPOSAL 2

                APPROVAL OF AMENDMENT TO THE 1992 INCENTIVE PLAN

         The Board of Directors recommends that the 1992 Incentive Plan ("Plan") be amended to increase the aggregate number of shares of Common Stock subject to issuance under the Plan by 2,000,000 shares from the current 1,000,000 to a total of 3,000,000. The proposed increase is intended to serve the purposes of the Plan, which are to enable the recruitment and retention of executive personnel, key employees, consultants and advisors upon whose judgment, initiative and effort the Company is largely dependent and to provide additional incentive by permitting such individuals to participate in the ownership of the Company. A copy of the Plan, as amended, is attached as Exhibit A.

         The Plan is administered by a Committee of the Board of Directors. Under the Plan, employees, officers and consultants are eligible to receive incentive stock options (within the meaning of Section 422 of the Internal Revenue Code), non-qualified stock options, stock appreciation rights ("SARs"), restricted stock, phantom stock and stock bonuses. Options and SARs may be granted for a term of up to ten years. The exercise price of the options is at the discretion of the Committee, except that the exercise price of incentive stock options shall be no less than 100% of the fair market value on the date of the grant.

         Since adoption of the Plan, a total of 1,684,395 options have been granted (subject to approval of this proposal), of which 57,188 were exercised and 391,207 were forfeited, leaving 1,236,000 currently outstanding. To date, the Company has not granted any SARs, restricted stock, phantom stock or stock bonuses. All option grants have included a fair market value exercise price, with vesting periods ranging from three to five years, and terms ranging from five to ten years.

         THE BOARD RECOMMENDS A VOTE "FOR" APPROVAL OF PROPOSAL 2.

                                   PROPOSAL 3

                           RATIFICATION OF APPOINTMENT
                        OF INDEPENDENT PUBLIC ACCOUNTANTS

         The Board of Directors of Full House recommends that the stockholders ratify the appointment of Deloitte & Touche LLP, as the independent accountants for the Company for 1999.

         Representatives of Deloitte & Touche LLP are expected to appear at the Annual Meeting, to make a statement if they so desire, and to be available to answer appropriate questions from stockholders. If the proposal is not approved, the Board of Directors will reconsider the appointment.

            THE BOARD RECOMMENDS A VOTE "FOR" APPROVAL OF PROPOSAL 3.

                                 OTHER BUSINESS

         The Board knows of no other business to be brought before the Annual Meeting. If, however, any other business should properly come before the Annual Meeting, the persons named in the accompanying proxy will vote proxies as in their discretion they may deem appropriate, unless they are directed by a proxy to do otherwise.

                  INFORMATION CONCERNING STOCKHOLDER PROPOSALS

         Pursuant to Rule 14a-8 promulgated by the Securities and Exchange Commission, a stockholder intending to present a proposal to be included in the proxy statement of Full House for the 2000 Annual Meeting of Stockholders must deliver a proposal in writing to the principal executive offices of Full House no later than January 8, 2000.

                                                                      Exhibit A.

                             FUN HOUSE RESORTS, INC.

                               -------------------

                               1992 INCENTIVE PLAN

                               -------------------

1.  PURPOSE OF THE PLAN

    This Full House Resorts, Inc. ("FHR") 1992 Incentive Plan is intended to promote the interests of the Company by providing the employees of the Company and others, who are largely responsible for the management, growth and protection of the business of the Company, with incentives and rewards to encourage them to continue to provide their services to the Company.

2.  DEFINITIONS

    As used in the Plan, the following definitions apply to the terms indicated below:

        (a) "Board of Directors" shall mean the Board of Directors of-FHR.

        (b) "Cause," when used in connection with the termination of a Participant's employment with the Company, shall mean the termination of the Participant's employment by the Company on account of (i) the willful and continued failure by the Participant substantially to perform his duties and obligations (other than any such failure resulting from his incapacity due to physical or mental illness) or (ii) the willful engaging by the Participant in misconduct which could reasonably be expected to cause substantial injury to the Company. For purposes of this Section 2(b), no act, or failure to act, on a Participant's part shall be considered "willful" unless done, or omitted to be done, by the Participant in bad faith and without reasonable belief that his action or omission was in the best interests of the Company. -

        (c) "Cash Bonus" shall mean an award of a bonus payable in cash pursuant to Section 13 hereof.

        (d) "Change in Control" shall mean:

            (i) a change in control of FHR of a nature that would be required to be reported in response to Item 6(e) of

        Schedule 14A of Regulation 14A promulgated under the Exchange Act; or

            (ii) the occurrence of any of the following events:

                 (1) any Person is or becomes the "beneficial r owner" (as
            defined in Rule 13d-3 promulgated under the Exchange Act), directly or indirectly, of securities of FHR representing 35% or more of the combined voting power of FHR's then outstanding securities;

                 (2) a majority of individuals who are nominated by the Board of
            Directors for election to the Board of Directors on any date, fail to be elected to the Board of Directors as a direct or indirect result of any proxy fight or contested election for positions on the Board of Directors; or

                 (3) the Board of Directors determines in its sole and absolute discretion that there has been a change in control of FHR.

        (e) "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

        (f) "Committee" shall mean the Incentive Plan Committee of the Board of Directors or such other committee as the Board of Directors shall appoint from time to time to administer the Plan.

        (g) "Common Stock" shall mean FHR's common stock, $.0001 par value per share.

        (h) "Company" shall mean Full House Resorts, Inc., a Delaware corporation, and each of its Subsidiaries.

        (i) "Disability" shall mean a Participant's inability to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve (12) months.

        (j) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

        (k) the "Fair Market Value" of a share of Common Stock with respect to any day shall be (i) the closing sales price on the immediately preceding business day of a share of Common Stock as reported on the principal securities exchange on which shares of Common Stock are then listed or admitted to trading or (ii) if not so reported, the average of the closing bid and ask prices on the immediately preceding business day as reported on the

    National Association of Securities Dealers Automated Quotation System or
    (iii) if not so reported, as furnished by any member of the National Association of Securities Dealers, Inc. selected by the Committee. In the event that the price of a share of Common Stock shall not be so reported, the Fair Market Value of Common Stock shall be determined by the Committee in its absolute discretion.

        (l) "Incentive Award" shall mean an Option, LSAR, Tandem SAR, Stand-Alone SAR, share of Phantom Stock, Stock Bonus or Cash Bonus granted pursuant to the terms of the Plan.

        (m) "Incentive Stock Option" shall mean an Option which is an "incentive stock option" within the meaning of Section 422 of the Code and which is identified as an Incentive Stock Option in the agreement by which it is evidenced. .

        (n) "Issue Date" shall mean the date established by the Committee on which certificates representing shares of Restricted Stock shall be issued by FHR pursuant to the terms of Section lO(d) hereof.

        (o) "LSAR" shall mean a limited stock appreciation right which is granted pursuant to the provisions of Section 8 hereof and which relates to an Option. Each LSAR shall be exercisable only upon the occurrence of a Change in Control and only in the alternative to the exercise of its related Option.

        (p) "Non-Qualified Stock Option" shall mean an Option which is not an Incentive Stock Option and which is identified as a Non-Qualified Stock Option in the agreement by which it is evidenced.

        (q) "Option" shall mean an option to purchase shares of Common Stock of FHR granted pursuant to Section 6 hereof. Each 0~0~ sh=1 ~ he Eden' I AS of
    - her =" T!lC=n.t'V" Stock Option c' a Non-Qualified Stock Option in the agreement by which it is evidenced.

        (r) "Participant" shall mean a person who is eligible to participate in the Plan and to whom an Incentive Award is granted pursuant to the Plan, and, upon his death, his successors, heirs, executors and administrators, as the case may be.

        (s) "Person" shall mean a "person," as such term is used in Sections 13(d) and 14(d) of the Exchange Act.

        (t) "Phantom Stock" shall mean the right to receive in cash the Fair Market Value of a share of Common Stock of the Company, which right is granted pursuant to Section 11 hereof and subject to the terms and conditions contained therein.

        (u) "Plan" shall mean the Full House Resorts, Inc. 1992 Incentive Plan, as it may be amended from time to time.

        (v) "Restricted Stock" shall mean a share of Common Stock which is granted pursuant to the terms of Section 10 hereof and which is subject to the restrictions set forth in Section lO(c) hereof for so long as such restrictions continue to apply to such share.

        (w) "Securities Act" shall mean the Securities Act of 1933, as amended.

        (x) "Stand-Alone SAR" shall mean a stock appreciation right granted pursuant to Section 9 hereof which is not related to any Option.

        (y) "Stock Bonus" shall mean a grant of a bonus payable in shares of Common Stock pursuant to Section 12 hereof.

        (z) "Subsidiary" shall mean any corporation in which at the time of reference FHR owns, directly or indirectly, stock comprising more than fifty percent of the total combined voting power of all classes of stock of such corporation.

        (aa) "Tandem SAR" shall mean a stock appreciation right granted pursuant to Section 8 hereof which is related to an Option. Each Tandem SAR shall be exercisable only to the extent its related Option is exercisable and only in the alternative to the exercise of its related Option.

        (bb) "FHR" shall mean Full House Resorts, Inc., a Delaware corporation, and its successors.

        (cc) "Vesting Date" shall mean the date established by the Committee on which a share of Restricted Stock or Phantom Stock may vest.

3.  STOCK SUBJECT TO THE PLAN

    Under the Plan, the Committee may grant to Participants (i) Options, (ii) LSARs, (iii) Tandem SARs, (iv) Stand-Alone SARs, (v) shares of Restricted Stock,
(vi) shares of Phantom Stock, (vii) Stock Bonuses and (viii) Cash Bonuses.

    Subject to adjustment as provided in Section 14 hereof, the Committee may grant Options, Stand-Alone SARs, shares of Restricted Stock, shares of Phantom Stock and Stock Bonuses under the Plan with respect to a number of shares of Common Stock that in the aggregate does not exceed 3,000,000 shares. The grant of an LSAR, Tandem SAR or Cash Bonus shall not reduce the number of shares of Common Stock with respect to which Options, Stand-Alone SARs, shares of Restricted

Stock, shares of Phantom Stock or Stock Bonuses may be granted pursuant to the Plan.

    In the event that any outstanding Option or Stand-Alone SAR expires, terminates or is cancelled for any reason (other than pursuant to Paragraphs 7(b)(2) or 8(b)(3) hereof), the shares of Common Stock subject to the unexercised portion of such Option or Stand-Alone SAR shall again be available for grants under the Plan. In the event that an outstanding Option is cancelled pursuant to Paragraphs 7(b)(2) or 8(b)(3) hereof by reason of the exercise of an LSAR or a Tandem SAR, the shares of Common Stock subject to the cancelled portion of such Option shall not again be available for grants under the Plan. In the event that any shares of Restricted Stock or Phantom Stock, or any shares of Common Stock granted in a Stock Bonus are forfeited or cancelled for any reason, such shares shall again be available for grants under the Plan. -

    Shares of Common Stock issued under the Plan may be either newly issued shares or treasury shares, at the discretion of the Committee, and the Company hereby reserves 3,000,000 shares of Common Stock for issuance pursuant to the Plan.

4.  ADMINISTRATION OF THE PLAN

    The Plan shall be administered by a Committee of the Board of Directors consisting of two or more persons, each of whom shall be a "disinterested person" within the meaning of Rule 16b-3 promulgated under Section 16 of the Exchange Act. The Committee shall from time to time-designate the persons who shall be granted Incentive Awards and the amount and type of such Incentive Awards.

    The Committee shall have full authority to administer the Plan, including authority to interpret and construe any provision of the Plan and the terms of any Incentive Award issued under it and to adopt such rules and regulations for administering the Plan as it may deem necessary. Decisions of the Committee shall be final and binding on all parties.

    The Committee may, in its absolute discretion (i) accelerate the date on which any Option or Stand-Alone SAR granted under the Plan becomes exercisable,
(ii) accelerate the Vesting Date or Issue Date, or waive any condition imposed pursuant to Section 10(b) hereof, with respect to any share of Restricted Stock granted under the Plan and (iii) accelerate the Vesting Date or waive any condition imposed pursuant to Section 11 hereof, with respect to any share of Phantom Stock granted under the Plan.

    In addition, the Committee may, in its absolute discretion, grant Incentive Awards to Participants on the condition that such Participants surrender to the Committee for cancellation such other Incentive Awards (including, without limitation, Incentive Awards with higher exercise prices) as the Committee specifies. Notwithstanding

Section 3 herein, prior to the surrender of such other Incentive Awards, Incentive Awards granted pursuant to the preceding sentence of this Section 4 shall not count against the limits set forth in such Section 3.

    Whether an authorized leave of absence, or absence in military or government service, shall constitute termination of employment shall be determined by the Committee.

    No member of the Committee shall be liable for any action, omission, or determination relating to the Plan, and FOR shall indemnify and hold harmless each member of the Committee and each other director or employee of the Company to whom any duty or power relating to the administration or interpretation of the Plan has been delegated against any cost or expense (including counsel fees)-or liability (including any sum paid in settlement of a claim with the approval of the Committee) arising out of any action, omission or determination relating to the Plan, unless, in either case, such action, omission or determination was taken or made by such member, director or employee in bad faith and without reasonable belief that it was in the best interests of the Company.

5.  ELIGIBILITY

    The persons who shall be eligible to receive Incentive Awards pursuant to the Plan shall be such persons, including employees and officers of the Company (whether or not such officers are also directors of the Company), consultants and advisors to the Company, who are largely responsible for the management, growth and protection of the business of the Company, as the Committee shall select from time to time. Directors who are not employees of the Company may not participate in the Plan.

6.  OPTIONS

    The Committee may grant Options pursuant to the Plan, which Options shall be evidenced by agreements in such form as the Committee shall from time to time approve. Options shall comply with and be subject to the following terms and conditions:

    (a) IDENTIFICATION OF OPTIONS

        All Options granted under the Plan shall be clearly identified in the agreement evidencing such Options as either Incentive Stock Options or as Non-Qualified Stock Options.

    (b) EXERCISE PRICE

        The exercise price of any Non-Qualified Stock Option granted under the Plan shall be such price as the Committee shall determine on the date on which such Non-Qualified Stock Option is granted;-provided, that such price may not be less than the minimum price required by applicable law. The exercise price of any Incentive Stock option granted under the Plan shall be not less than 100% of the Fair Market Value of a share of Common Stock on the date on which such Incentive Stock Option is granted.

    (c) TERM AND EXERCISE OF OPTION

            (1) Each Option shall be exercisable on such date or dates, during such period and for such number of shares of Common Stock as shall be determined by the Committee on the day on which such Option is granted and set forth in the option agreement with respect to such Option; provided, however, that no Option shall be exercisable after the expiration of ten years from the date such Option was granted; and, provided, further, that each Option shall be subject to earlier termination, expiration or cancellation as provided in the Plan.

            (2) Each Option shall be exercisable in whole or in part; provided, that no partial exercise of an Option shall be for an aggregate exercise price of less than $1,000. The partial exercise of an Option shall not cause the expiration, termination or cancellation of the remaining portion thereof. Upon the partial exercise of an Option, the agreements evidencing such Option and any related LSARs and Tandem SARs shall be returned to the Participant exercising such Option together with the delivery of the certificates described in Section 6(c)(4) hereof.

            (4) An Option shall be exercised by delivering notice to FHR's principal office, to the attention of its Secretary, no less than three business days in advance of the effective date of the proposed exercise. Such notice shall be accompanied by the agreements evidencing the Option and any related LSARs and Tandem SARs, shall specify the number of shares of Common Stock with respect to which the Option is being exercised and the effective date of the proposed exercise and shall be signed by the Participant. The Participant may withdraw such notice at any time prior to the close of business on the business day immediately preceding the effective date of the proposed exercise, in which case such agreements shall be returned to him. Payment for shares of Common Stock purchased upon the exercise of an Option shall be made on the effective date of such exercise either (i) in cash, by certified check, bank cashier's check or wire transfer or (ii) subject to the approval of the Committee, in shares of Common Stock owned by the Participant and valued at their Fair Market Value on the effective date of such exercise, or partly in shares of Common Stock with the balance in cash, by certified check, bank cashier's check or wire transfer. Any payment in shares of Common Stock shall be effected by the delivery of such shares to the Secretary of FHR, duly endorsed in blank or accompanied by stock powers duly executed in blank, together with any other documents and evidences as the Secretary of FHR shall require from time to time.

            (4) Any Option granted under the Plan may be exercised by a broker-dealer acting on behalf of a Participant if (i) the broker-dealer has received from the Participant or the Company a fully-and-duly-endorsed agreement evidencing such Option and instructions signed by the Participant requesting FHR to deliver the shares of Common Stock subject to such Option to the broker-dealer on behalf of the Participant and specifying the account into which such shares should be deposited, (ii) adequate provision has been made with respect to the payment of any withholding taxes due upon such exercise and (iii) the broker-dealer and the Participant have otherwise complied with Section 220.3(e)(4) of Regulation T. 12 CFR Part 220.

            (5) Certificates for shares of Common Stock purchased upon the exercise of an Option shall be issued in the name of the Participant and delivered to the Participant as soon as practicable following the effective date on which the Option is exercised.

            (6) During the lifetime of a Participant, each Option granted to him shall be exercisable only by him. No Option shall be assignable or transferable otherwise than by will, the laws of descent and distribution, or pursuant to a qualified domestic relations order.

    (d) LIMITATIONS ON GRANT OF INCENTIVE STOCK OPTIONS

            (1) The aggregate Fair Market Value of shares of Common Stock with respect to which "incentive stock options" (within the meaning of Section 422 of the Code) are exercisable for the first time by a Participant during any calendar year under the Plan and any other stock option plan of the Company (or any "subsidiary" of FHR as such term is defined in Section 425 of the Code) shall not exceed $100,000. Such Fair Market Value shall be determined as of the date on which each such incentive stock option is granted. In the event that the aggregate Fair Market Value of shares of Common Stock with respect to such incentive stock options exceeds $100,000, then Incentive Stock Options granted hereunder to such Participant shall, to the extent and in the order required by Regulations promulgated under the Code (or any other authority having the force of Regulations), automatically be deemed to be Non-Qualified Stock Options, but all other terms and provisions of such Incentive Stock Options shall remain unchanged. In the absence of such Regulations (and authority), or in the event such Regulations (or authority) require or permit a designation of the options which shall cease to constitute incentive stock options, Incentive Stock Options shall, to the extent of such excess and in the order in which they were granted, automatically be deemed to be Non-Qualified Stock Options, but all other terms and provisions of such Incentive Stock Options shall remain unchanged.

            (2) No Incentive Stock Option may be granted to an individual if, at the time of the proposed grant, such individual owns stock possessing more than ten percent of the total combined voting power of all classes of stock of FHR or any of its "subsidiaries" (within the meaning of Section 425 of the Code), unless (i) the exercise price of such Incentive Stock Option is at least one hundred and tent percent of the Fair Market Value of a share of Common Stock at the time such Incentive Stock Option is granted and (ii) such Incentive Stock Option is not exercisable after the expiration of five years from the date such Incentive Stock option is granted.

    (e) EFFECT OF TERMINATION OF EMPLOYMENT

            (1) In the event that the employment of a Participant with the Company shall terminate for any reason other than Cause, Disability or death ti) Options granted to such Participant, to the extent that they were exercisable at the time of such termination, shall remain exercisable until the expiration of one month after such termination, on which date they shall expire, and (ii) Options granted to such Participant, to the extent that they were not exercisable at the time of such termination, shall expire at the close of business on the date of such termination; provided, however, that no Option shall be exercisable after the expiration of its term.

            (2) In the event that the employment of a Participant with the Company shall terminate on account of the Disability or death of the Participant (i) Options granted to such Participant, to the extent that they were exercisable at the time of such termination, shall remain exercisable until the expiration of one year after such termination, on which date they shall expire, and (ii) Options granted to such Participant, to the extent that they were not exercisable at the time of such termination, shall expire at the close of business on the date of such termination; provided, however, that no Option shall be exercisable after the expiration of its term.

            (3) In the event of the termination of a Participant's employment for Cause, all outstanding Options granted to such Participant shall expire at the commencement of business on the date of such termination.

    (f) ACCELERATION OF EXERCISE DATE UPON CHANCE IN CONTROL

        Upon the occurrence of a Change in Control, each Option r granted under the Plan and outstanding at such time shall become fully and immediately exercisable and shall remain exercisable until its expiration, termination or cancellation pursuant to the terms of the Plan.

    7.  LIMITED STOCK ANURECIATION RIGHTS

    The Committee may grant in connection with any Option granted hereunder one or more LSARs relating to a number of shares of Common Stock equal to or less than the number of shares of Common Stock subject to the related Option. An LSAR may be granted at the same time as, or subsequent to the time that, its related Option is granted. Each LSAR shall be evidenced by an agreement in such form as the Committee shall from time to time approve. Each LSAR granted hereunder shall be subject to the following terms and conditions:

    (a) BENEFIT UPON EXERCISE

            (1) The exercise of an LSAR relating to a Non-Qualified Stock Option with respect to any number of shares of Common Stock shall entitle the Participant to a cash payment, for each such share, equal to the excess of (i) the greater of (A) the highest price per share of Common Stock paid in the Change in Control in connection with which such LSAR became exercisable and (B) the Fair Market Value of a share of Common Stock on the date of such Change in Control over (ii) the exercise price of the related Option. Such payment shall be paid as soon as practical, but in no event later than the expiration of five business days, after the effective date of such exercise.

            (2) The exercise of an LSAR relating to an Incentive Stock Option with respect to any number of shares of Common Stock shall entitle the Participant to a cash payment, for each such share, equal to the excess of (i) the Fair Market Value of a share of Common Stock on the effective date of such exercise over (ii) the exercise price of the related Option. Such payment shall be paid as soon as practical, but in no event later than the expiration of five business days, after the effective date of such exercise.

    (b) TERM AND EXERCISE OF LSARS

            (1) An LSAR shall be exercisable only during the period commencing on the first day following the occurrence of a Change in Control and terminating on the expiration of sixty days after such date. Notwithstanding the preceding sentence of this Section 7(b), in the event that an LSAR held by any Participant who is or may be subject to the provisions of Section 16(b) of the Exchange Act becomes exercisable prior to the expiration of six months following the date on which it is granted, then the LSAR shall also be exercisable during the period commencing on the first day immediately following the expiration of such six month period and terminating on the expiration of sixty days following such date. Notwithstanding anything else herein, an LSAR relating to an Incentive Stock Option may be exercised with respect to a share of Common Stock only if the Fair Market Value of such share on the effective date of such exercise exceeds the exercise price relating to such share. Notwithstanding anything else herein, an LSAR may be exercised only if and to the extent that the Option to which it relates is exercisable.

            (2) The exercise of an LSAR with respect to a number of shares of Common Stock shall cause the immediate and automatic cancellation of the Option to which it relates with respect to an equal number of shares. The exercise of an Option, or the cancellation, termination or expiration of an Option (other than pursuant to this Paragraph (2)), with respect to a number of shares of Common Stock, shall cause the cancellation of the LSAR related to it with respect to an equal number of shares.

            (3) Each LSAR shall be exercisable in whole or in part; provided, that no partial exercise of an LSAR shall be for an aggregate exercise price of less than $1,000. The partial exercise of an LSAR shall not cause the expiration, termination or cancellation of the remaining portion thereof. Upon the partial exercise of an LSAR, the agreements evidencing the LSAR, the related Option and any Tandem SARs related to such Option shall be returned to the Participant exercising such LSAR together with the payment described in Paragraph 7(a)(1) or (2) hereof, as applicable.

            (4) During the lifetime of a Participant, each LSAR granted to him shall be exercisable only by him. No LSAR shall be assignable or transferable otherwise than by will, the laws of descent and distribution, or pursuant to a qualified domestic relations order, and otherwise than together with its related Option.

            (5) An LSAR shall be exercised by delivering notice to FHR's principal office, to the attention of its Secretary, no less than three business days in advance of the effective date of the proposed exercise. Such notice shall be accompanied by the applicable agreements evidencing the LSAR, the related Option and any Tandem SARs relating to such Option, shall specify the number of shares of Common Stock with respect to which the LSAR is being exercised and the effective date of the proposed exercise and shall be signed by the Participant. The Participant may withdraw such notice at any time prior to the close of business on the business day immediately preceding the effective date of the proposed exercise, in which case such agreements shall be returned to him.

8.  TANDEM STOCK APPRECIATION RIGHTS

    The Committee may grant in connection with any Option granted hereunder one or more Tandem SARs relating to a number of shares of Common Stock equal to or less than the number of shares of Common Stock subject to the related Option. A Tandem SAR may be granted at the same time as, or subsequent to the time that, its related Option is granted. Each Tandem SAR shall be evidenced by an agreement in such form as the Committee shall from time to time approve. Tandem SARs shall comply with and be subject to the following terms and conditions:

    (a) BENEFIT UPON EXERCISE

        The exercise of a Tandem SAR with respect to any number of shares of Common Stock shall entitle a Participant to a cash payment, for each such share, equal to the excess of (i) the Fair Market Value of a share of Common Stock on the effective date of such exercise over (ii) the exercise price of the related Option. Such payment shall be paid as soon as practical, but in no event later than the expiration of five business days, after the effective date of such exercise.

    (b) TERM AND EXERCISE OF TANDEM SAR

            (1) A Tandem SAR shall be exercisable at the same time and to the same extent (on a proportional basis, with any fractional amount being rounded down to the immediately preceding whole number) as its related Option. Notwithstanding the first sentence of this Paragraph 8(b)(1),
        (i) a Tandem SAR shall not be exercisable at any time-that an LSAR related to the Option to which the Tandem SAR is related is exercisable and (ii) a Tandem SAR relating to an Incentive Stock Option may be exercised with respect to a share of Common Stock only if the Fair Market Value of such share on the effective date of such exercise exceeds the exercise price relating to such share.

            (2) Notwithstanding the first sentence of Paragraph 8(b)(1) hereof, the Committee may, in its absolute discretion, grant one or more Tandem SARs which shall not become exercisable unless and until the Participant to whom such Tandem sAR is granted is, in the determination of the

        Committee, subject to Section 16(b) of the Exchange Act and which shall cease to be exercisable if and at the time that the Participant ceases, in the determination of the Committee, to be subject to such
        Section 16(b).

            (3) The exercise of a Tandem SAR with respect to a number of shares of Common Stock shall cause the immediate and automatic cancellation of its related Option with respect to an equal number of shares. The exercise of an Option, or the cancellation, termination or expiration of an option (other than pursuant to this Paragraph (3)), with respect to a number of shares of Common Stock shall cause the automatic and immediate cancellation of its related Tandem SARs to the extent that the number of shares of Common Stock subject to such Option after such exercise, cancellation, termination or expiration is less than the number of shares subject to such Tandem SARs. Such Tandem SARs shall be cancelled in the order in which they became exercisable.

            (4) Each Tandem SAR shall be exercisable in whole or in part; provided, that no partial exercise of a Tandem SAR shall be for an aggregate exercise price of less than $1,000. The partial exercise of a Tandem SAR shall not cause the expiration, termination or cancellation of the remaining portion thereof. Upon the partial exercise of a Tandem SAR, the agreements evidencing such Tandem SAR, its related Option and LSARs relating to such Option shall be returned to the Participant exercising such Tandem SAR together with the payment described in
        Section 8(a) hereof.

            (5) During the lifetime of a Participant, each Tandem SAR granted to him shall be exercisable only by him. No Tandem SAR shall be assignable or transferable otherwise than by will, the laws of descent and distribution, or pursuant to a qualified domestic relations order, and otherwise than together with its related Option.

            (6) A Tandem SAR shall be exercised by delivering notice to FHR's principal office, to the attention of its Secretary, no less than three business days in advance of the effective date of the proposed exercise. Such notice shall be accompanied by the applicable agreements evidencing the Tandem SAR, its related Option and any LSARs related to such Option, shall specify the number of shares of Common Stock with respect to which the Tandem SAR is being exercised and the effective date of the proposed exercise and shall be signed by the Participant. The Participant may withdraw such notice at any time prior to the close of business on the business day immediately preceding the effective date of the proposed exercise, in which case such agreements shall be returned to him.

9.  STAND-ALONE STOCK APPRECIATION RIGHTS

    The Committee may grant Stand-Alone SARs pursuant to the Plan, which Stand-Alone SARs shall be evidenced by agreements in such form as the Committee shall from time to time approve. Stand-Alone SARs shall comply with and be subject to the following terms and conditions:

    (a) EXERCISE PRICE

        The exercise price of any Stand-Alone SAR granted under the Plan shall be determined by the Committee at the time of the grant of such Stand-Alone SAR.

    (b) BENEFIT UPON EXERCISE

        The exercise of a Stand-Alone SAR with respect to any number of shares of Common Stock prior to the occurrence of a Change in Control shall entitle a Participant to a cash payment, for each such share, equal to the excess of
    (i) the Fair Market Value of a share of Common Stock on the exercise date over (ii) the exercise price of the Stand-Alone SAR. The exercise of a Stand-Alone SAR with respect to any number of shares of Common Stock upon or after the occurrence of a Change in Control shall entitle a Participant to a cash payment, for each such share, equal to the excess of (i) the greater of
    (A) the highest price per share of Common Stock paid in connection with such Change in Control and (B) the Fair Market Value of a share of Common Stock on the date of such Change in Control over (ii) the exercise price of the Stand-Alone SAR. Such payments shall be paid as soon as practical, but in no event later than five business days, after the effective date of the exercise.

    (c) TERM AND EXERCISE OF STAND-ALONE SARS

            (1) Each Stand-Alone SAR shall be exercisable on such date or dates, during such period and for such number of shares of Common Stock as shall be determined by the Committee and set forth in the Stand-Alone SAR agreement with respect to such Stand-Alone SAR; provided, however, that no Stand-Alone SAR shall be exercisable after the expiration of ten years from the date such Stand-Alone SAR was granted; and, provided, further, that each Stand-Alone SAR shall be subject to earlier termination, expiration or cancellation as provided in the Plan.

            (2) Each Stand-Alone SAR may be exercised in whole or in part; provided, that no partial exercise of a Stand-Alone SAR shall be for an aggregate exercise price of less than $l,000. The partial exercise of a Stand-Alone SAR shall not cause the expiration, termination or cancellation of the remaining portion thereof. Upon the partial exercise of a Stand-Alone SAR, the agreement evidencing such Stand-Alone SAR shall be returned to the Participant exercising such Stand-Alone SAR together with the payment described in Section 9(b) hereof.

            (3) A Stand-Alone SAR shall be exercised by delivering notice to FHR's principal office, to the attention of its Secretary, no less than three business days in advance of the effective date of the proposed exercise. Such notice shall be accompanied by the applicable agreement evidencing the Stand-Alone SAR, shall specify the number of shares of Common Stock with respect to which the Stand-Alone SAR is being exercised and the effective date of the proposed exercise and shall be signed by the Participant. The Participant may withdraw such notice at any time prior to the close of business on the business day immediately preceding the effective date of the proposed exercise, in which case the agreement evidencing the Stand-Alone SAR shall be returned to him.

            (4) During the lifetime of a Participant, each Stand-Alone SAR granted to him shall be exercisable only by him. No Stand-Alone SAR shall be assignable or transferable otherwise than by will, the laws of descent and distribution, or pursuant to a qualified domestic relations order.

    (d) EFFECT OF TERMINATION OF EMPLOVMENT

            (1) In the event that the employment of a Participant with the Company shall terminate for any reason other than Cause, Disability or death (i) Stand-Alone SARs granted to such Participant, to the extent that they were exercisable at the time of such termination, shall remain exercisable until the expiration of one month after such termination, on which date they shall expire, and (ii) Stand-Alone SARs granted to such Participant, to the extent that they were not exercisable at the time of such termination, shall expire at the close of business on the date of such termination; provided, however, that no Stand-Alone SAR shall be exercisable after the expiration of its term.

            (2) In the event that the employment of a Participant with the Company shall terminate on account of the Disability or death of the Participant (i) Stand-Alone SARs granted to such Participant, to the extent that they were exercisable at the time of such termination, shall remain exercisable until the expiration of one year after such termination, on which date they shall expire, and (ii) Stand-Alone SARs granted to such Participant, to the extent that they were not exercisable at the time of such termination, shall expire at the close of business on the date of such termination; provided, however, that no Stand-Alone SAR shall be exercisable after the expiration of its term.

            (3) In the event of the termination of a Participant's employment for Cause, all outstanding Stand-Alone SARs granted to such Participant shall expire at the commencement of business on the date of such termination.

    (e) ACCELERATION OF EXERCISE DATE UPON CHANCE IN CONTROL

        Upon the occurrence of a Change in Control, each Stand-Alone SAR granted under the Plan and outstanding at such time shall become fully and immediately exercisable and shall remain exercisable until its expiration, termination or cancellation pursuant to the terms of the Plan.

10. RESTRICTED STOCK

    The Committee may grant shares of Restricted Stock pursuant to the Plan. Each grant of shares of Restricted Stock shall be evidenced by an agreement in such form as the Committee shall from time to time approve. Each grant of shares of Restricted Stock shall comply with and be subject to the following terms and conditions:

    (a) ISSUE DATE AND VESTING DATE

        At the time of the grant of shares of Restricted Stock, the Committee shall establish an Issue Date or Issue Dates and a Vesting Date or Vesting Dates with respect to such shares. The Committee may divide such shares into classes and assign a different Issue Date and/or Vesting Date for each class. Except as provided in Sections lO(c) and lO(f) hereof, upon the occurrence of the Issue Date with respect to a share of Restricted Stock, a share of Restricted Stock shall be issued in accordance with the provisions of Section lO(d) hereof. Provided that all conditions to the vesting of a share of Restricted Stock imposed pursuant to Section lO(b) hereof are satisfied, and except as provided in Sections lO(c) and lO(f) hereof, upon the occurrence of the Vesting Date with respect to a share of Restricted Stock, such share shall vest and the restrictions of Section lO(c) hereof shall cease to apply to such share.

    (b) CONDITIONS TO VESTING

        At the time of the grant of shares of Restricted Stock, the Committee may impose such restrictions or conditions, not inconsistent with the provisions hereof, to the vesting of such shares as it, in its absolute discretion deems appropriate. By way of example and not by way of limitation, the Committee may require-, as a condition to the vesting of any class or classes of shares of Restricted Stock, that the Participant or the Company achieve certain performance criteria, such criteria to be specified by the Committee at the time of the grant of such shares.

    (c) RESTRICTIONS ON TRANSFER PRIOR TO VESTING

        Prior to the vesting of a share of Restricted Stock, no transfer of a Participant's rights with respect to such shares, whether voluntary or involuntary, by operation of law or otherwise, shall vest the transferee with any interest or right in or with respect to such share, but immediately upon any attempt to transfer such rights, such share, and all of the rights related thereto, shall be forfeited by the Participant and the transfer shall be of no force or effect.

    (d) ISSUANCE OF CERTIFICATES

        (1) Except as provided in Sections lO(c) or lO(f) hereof, reasonably promptly after the Issue Date with respect to shares of Restricted Stock, FHR shall cause to be issued a stock certificate, registered in the name of the Participant to whom such shares were granted, evidencing such shares; provided, that FHR shall not cause to be issued such a stock certificate unless it has received a stock power duly endorsed in blank with respect to such shares. Each such stock certificate shall bear the following legend:

        The transferability of this certificate and the shares of stock represented hereby are subject to the restrictions, terms and conditions (including forfeiture and restrictions against transfer) contained in the Full House Resorts, Inc. 1992 Incentive Plan and an Agreement entered into between the registered owner of such shares and Full House Resorts, Inc. A copy of the Plan and Agreement is on file in the office of the Secretary of Full House Resorts, Inc.

    Such legend shall not be removed from the certificate evidencing such shares until such shares vest pursuant to the terms hereof.

        (2) Each certificate issued pursuant to Paragraph (lO(d)(1) hereof, together with the stock powers relating to the shares of Restricted Stock evidenced by such certificate, shall be deposited by the Company with a custodian designated by the Company. The Company shall cause such custodian to issue to the Participant a receipt evidencing the certificates held by it which are registered in the name of the Participant.

    (e) CONSEQUENCES UPON VESTING

        Upon the vesting of a share of Restricted Stock pursuant to the terms hereof, the restrictions of Section lO(c) hereof shall cease to apply to such share. Reasonably promptly after a share of Restricted Stock vests pursuant to the terms hereof, FHR shall cause to be issued and delivered to the Participant to whom such shares were granted, a certificate evidencing such share, free of the legend set forth in Paragraph lO(d)(1) hereof, together with any other property of the Participant held by the custodian pursuant to Section 14(b) hereof.

    (f) EFFECT OF TERMINATION OF EMPLOVMENT

            (l) In the event that the employment of a Participant with the Company shall terminate for any reason other than Cause prior to the vesting of shares of Restricted Stock granted to such Participant, a proportion of such shares, to the extent not forfeited or cancelled on or prior to such termination pursuant to any provision hereof, shall vest on the date of such termination. The proportion referred to in the preceding sentence shall be determined by the Committee at the time of the grant of such shares of Restricted Stock and may be based on the achievement of any conditions imposed by the Committee with respect to such shares pursuant to Section lO(b). Such proportion may be equal to zero.

            (2) In the event of the termination of a Participant's employment for Cause, all shares of Restricted Stock granted to such Participant which have not vested as of the date of such termination shall immediately be forfeited.

    (g) EFFECT OF CHANCE IN CONTROL

        Upon the occurrence of a Change in Control, all shares of Restricted Stock which have not theretofore vested (including those with respect to which the Issue Date has not yet occurred), or been cancelled or forfeited pursuant to any provision hereof, shall immediately vest.

11. PHANTOM STOCK

    The Committee may grant shares of Phantom Stock pursuant to the Plan. Each grant of shares of Phantom Stock shall be evidenced by an agreement in such form as the Committee shall from time to time approve. Each grant of shares of Phantom Stock shall comply with and be subject to the following terms and conditions:

    (a) VESTING DATE

        At the time of the grant of shares of Phantom Stock, the Committee shall establish a Vesting Date or Vesting Dates with respect to such shares. The Committee may divide such shares into classes and assign a different Vesting Date for each class. Provided that all conditions to the vesting of a share of Phantom Stock imposed pursuant to Section ll(c) hereof are satisfied, and except as provided in Section ll(d) hereof, upon the occurrence of the Vesting Date with respect to a share of Phantom Stock, such share shall vest.

    (b) BENEFIT UPON VESTING

        Upon the vesting of a share of Phantom Stock, a Participant shall be entitled to receive in cash, within 30 days of the date on which such share vests, an amount in cash in a lump sum equal to the sum of (i) the Fair Market Value of a share of Common Stock of the Company on the date on which such share of Phantom Stock vests and (ii) the aggregate amount of cash dividends paid with respect to a share of Common Stock of the Company during the period commencing on the date on which the share of Phantom Stock was granted and terminating on the date on which such share vests.

    (c) CONDITIONS TO VESTING

        At the time of the grant of shares of Phantom Stock, the Committee may impose such restrictions or conditions, not inconsistent with the provisions hereof, to the vesting of such shares as it, in its absolute discretion deems appropriate. By way of example and not by way of limitation, the Committee may require, as a condition to the vesting of any class or classes of shares of Phantom Stock, that the Participant or the Company achieve certain performance criteria, such criteria to be specified by the Committee at the time of the grant of such shares.

    (d) EFFECT OF TERMINATION OF EMPLOVMENT

            (1) In the event that the employment of a Participant with the Company shall terminate for any reason other than Cause prior to the vesting of shares of Phantom Stock granted to such Participant, a proportion of such shares, to the extent not forfeited or cancelled on or prior to such termination pursuant to any provision hereof, shall vest on the date of such termination. The proportion referred to in the preceding sentence shall be determined by the Committee at the time of the grant of such shares of Phantom Stock and may be based on the achievement of any conditions imposed by the Committee with respect to such shares pursuant to Section ll(c). Such proportion may be equal to zero.

            (2) In the event of the termination of a Participant's employment for Cause, all shares of Phantom Stock granted to such Participant which have not vested as of the date of such termination shall immediately be forfeited.

    (e) EFFECT OF CHANGE IN CONTROL

        Upon the occurrence of a Change in Control, all shares of Phantom Stock which have not theretofore vested, or been cancelled or forfeited pursuant to any provision hereof, shall immediately vest.

12. STOCK BONUSES

    The Committee shall grant Stock Bonuses in such amounts as it shall determine from time to time. A Stock Bonus shall be paid at.- such time and subject to such conditions as the Committee shall determine at the time of the grant of such Stock Bonus. Certificates for shares of Common Stock granted as a Stock Bonus shall be issued in the name of the Participant to whom such grant was made and delivered to such Participant as soon as practicable after the date on which such Stock Bonus is required to be paid.

13. CASH BONUSES

    The Committee may, in its absolute discretion, grant, in connection with any grant of Restricted Stock or Stock Bonus or at any time thereafter, a cash bonus, payable promptly after the date on which the Participant is required to recognize income for federal income tax purposes in connection with such Restricted Stock or Stock Bonus, in such amounts as the Committee shall determine from time to time; provided however, that in no event shall the amount of a Cash Bonus exceed the Fair Market Value of the related shares of Restricted Stock or Stock Bonus on such date. A Cash Bonus shall be subject to such conditions as the Committee shall determine at the time of the grant of such Cash Bonus.

14. ADJUSTMENT UPON CHANGES IN COMMON STOCK

    (a) SHARES AVAILABLE FOR GRANTS

        In the event of any change in the number of shares of Common Stock outstanding by reason of any stock dividend or split, recapitalization, merger, consolidation, combination or exchange of shares or similar corporate change, the maximum aggregate number of shares of Common Stock with respect to which the Committee may grant Options, Stand-Alone SARs, shares of Restricted Stock, shares of Phantom Stock and Stock Bonuses shall be appropriately adjusted by the Committee. In the event of any change in the number of shares of Common Stock outstanding by reason of any other event or transaction, the Committee may, but need not, make such adjustments in the number and class of shares of Common Stock with respect to which Options, Stand-Alone SARs, shares of Restricted Stock, shares of Phantom Stock and Stock Bonuses may be granted as the Committee may deem appropriate.

    (b) OUTSTANDING RESTRICTED STOCK AND PHANTOM STOCK

        Unless the Committee in its absolute discretion otherwise determines, any securities or other property (including dividends paid in cash) received by a Participant with respect to a share of Restricted Stock, the Issue Date with respect to which occurs prior to such event, but which has not vested as of the date of such event, as result of any dividend, stock split, recapitalization, merger, consolidation, combination, exchange of shares or otherwise will not vest until such share of Restricted Stock vests, and shall be promptly deposited with the custodian designated pursuant to Paragraph 10(d)(2) hereof.

        The Committee may, in its absolute discretion, adjust any grant of shares of Restricted Stock, the Issue Date with respect to which has not occurred as of the date of the occurrence of any of the following events, or any grant of shares of Phantom Stock, to reflect any dividend, stock split, recapitalization, merger, consolidation, combination, exchange of shares or similar corporate change as the Committee may deem appropriate to prevent the enlargement or dilution of rights of Participants under the grant.

    (c) OUTSTANDING ONTIONS. LSARS, TANDEM SARS AND STAND-ALONE
        SARS--INCREASE OR DECREASE IN ISSUED SHARES WITHOUT CONSIDERATION

        Subject to any required action by the shareholders of FHR, in the event of any increase or decrease in the number of issued shares of Common Stock resulting from a subdivision or consolidation of shares of Common Stock or the payment of a stock dividend (but only on the shares of Common Stock), or any other increase or decrease in the number of such shares effected without receipt of consideration by FHR, the Committee shall proportionally adjust the number of shares of Common Stock subject to each outstanding Option, LSAR, Tandem SAR and Stand-Alone SAR, and the exercise price per share of Common Stock of each such Option, LSAR, Tandem SAR and Stand-Alone SAR.

    (d) OUTSTANDING OPTIONS, LSARS, TANDEM SARS AND STAND-ALONE
        SARS--CERTAIN MERAERS

        Subject to any required action by the shareholders of FHR, in the event that FHR shall be the surviving corporation in any merger or consolidation (except a merger or consolidation as a result of which the holders of shares of Common Stock receive securities of another corporation), each Option, LSAR, Tandem SAR and Stand-Alone SAR outstanding on the date of such merger or consolidation shall pertain to and apply to the securities which a holder of the number of shares of Common Stock subject to such Option, LSAR, Tandem SAR or Stand-Alone SAR would have received in such merger or consolidation.

    (e) OUTSTANDING OPTIONS. LSARS, TANDEM SARS AND STAND-ALONE
        SARS--CERTAIN OTHER TRANSACTIONS

        In the event of (i) a dissolution or liquidation of FHR, (ii) a sale of all or substantially all of FHR's assets, (iii) a merger or consolidation involving FHR in which FHR is not the surviving corporation or (iv) a merger or consolidation involving FHR in which FHR is the surviving corporation but the holders of shares of Common Stock receive securities of another corporation and/or other property, including cash, the Committee shall, in its absolute discretion, have the power to:

            (i) cancel, effective immediately prior to the occurrence of such event, each option (including each LSAR and Tandem SAR related thereto) and Stand-Alone SAR outstanding immediately prior to such event (whether or not then exercisable), and, in full consideration of such cancellation, pay to the Participant to whom such Option or Stand-Alone SAR was granted an amount in cash, for each share of Common Stock subject to such Option or Stand-Alone SAR, respectively, equal to the excess of (A) the value, as determined by the Committee in its absolute discretion, of the property (including cash) received by the holder of a share of Common Stock as a result of such event over (B) the exercise price of such Option or Stand-Alone SAR; or

            (ii) provide for the exchange of each Option (including any related LSAR or Tandem SAR) and Stand-Alone SAR outstanding immediately prior to such event (whether or not then exercisable) for an option on or stock appreciation right with respect to, as appropriate, some or all of the property for which such Option or Stand-Alone SAR is exchanged and, incident thereto, make an equitable adjustment as determined by the Committee in its absolute discretion in the exercise price of the option or stock appreciation right, or the number of shares or amount of property subject to the option or stock appreciation right or, if appropriate, provide for a cash payment to the Participant to whom such Option or Stand-Alone SAR was granted in partial consideration for the exchange of the Option or Stand-Alone SAR.

    (f) OUTSTANDING OPTIONS. LSARS. TANDEM SARS AND STAND-ALONE
        SARS--OTHER CHANGES

        In the event of any change in the capitalization of FHR or corporate change other than those specifically referred to in

    Section 14(c), (d) or (e) hereof, the Committee may, in its absolute discretion, make such adjustments in the number and class of shares subject to Options, LSARs, Tandem SARs or Stand-Alone SARs outstanding on the date on which such change occurs and in the per share exercise price of each such Option, LSAR, Tandem SAR and Stand-Alone SAR as the Committee may consider appropriate to prevent dilution or enlargement of rights.

    (g) NO OTHER RIGHTS

        Except as expressly provided in the Plan, no Participant shall have any rights by reason of any subdivision or consolidation of shares of stock of any class, the payment of any dividend, any increase or decrease in the number of shares of stock of any class or any dissolution, liquidation, merger or consolidation of FOR or any other corporation. Except as expressly provided in the Plan, no issuance by FHR of shares of stock of any class, or securities convertible, into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to the number of shares of Common Stock subject to an Incentive Award or the exercise price of any Option, LSAR, Tandem SAR or Stand-Alone SAR.

15. RIGHTS AS A STOCKHOLDER

    No person shall have any rights as a stockholder with respect to any shares of Common Stock covered by or relating to any Incentive Award granted pursuant to this Plan until the date of the issuance of a stock certificate with respect to such shares. Except as otherwise expressly provided in Section 14 hereof, no adjustment to any Incentive Award shall be made for dividends or other rights for which the record date occurs prior to the date such stock certificate is issued.

16. NO SPECIAL EMPLOVMENT RIGHTS: NO RIGHT TO INCENTIVE AWARD

    Nothing contained in the Plan or any Incentive Award shall confer upon any Participant any right with respect to the continuation of his employment by the Company or interfere in any way with the right of the Company, subject to the terms of any separate employment agreement to the contrary, at any time to terminate such employment or to increase or decrease the compensation of the Participant from the rate in existence at the time of the grant of an Incentive Award.

    No person shall have any claim or right to receive an Incentive Award hereunder. The Committee's granting of an Incentive Award to a Participant at any time shall neither require the Committee to grant an Incentive Award to such Participant or any other Participant or other person at any time nor preclude the Committee from making subsequent grants to such Participant or any other Participant or other person.

17. SECURITIES MATTERS

    (a) The Company shall be under no obligation to effect the registration pursuant to the Securities Act of any shares of Common Stock to be issued hereunder or to effect similar compliance under any state laws. Notwithstanding anything herein to the contrary, the Company shall not be obligated to cause to be issued or delivered any certificates evidencing shares of Common Stock pursuant to the Plan unless and until the Company is advised by its counsel that the issuance and delivery of such certificates is in compliance with all applicable laws, regulations of governmental authority and the requirements of any securities exchange on which shares of Common Stock are traded. The Committee may require, as a condition of the issuance and delivery of certificates evidencing shares of Common Stock pursuant to the terms hereof, that the recipient of such shares make such covenants, agreements and representations, and that such certificates bear such legends, as the Committee, in its sole discretion, deems necessary or desirable.

    (b) The exercise of any Option granted hereunder shall only be effective at such time as counsel to the Company shall have determined that the issuance and delivery of shares of Common Stock pursuant to such exercise is in compliance with all applicable laws, regulations of governmental authority and the requirements of any securities exchange on which shares of Common Stock are traded. The Company may, in its sole discretion, defer the effectiveness of any exercise of an Option granted hereunder in order to allow the issuance of shares of Common stock pursuant thereto to be made pursuant to registration or an exemption from the registration or other methods for compliance available under federal or state securities laws. The Company shall inform the Participant in writing of its decision to defer the effectiveness of the exercise of an Option granted hereunder. During the period that the effectiveness of the exercise of an Option has been deferred, the Participant may, by written notice, withdraw such exercise and obtain the refund of any amount paid with respect thereto.

    (c) With respect to persons subject to Section 16 of the Securities Exchange Act of 1934, transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the Exchange Act. To the extent any provision of the Plan or action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee.

18. WITHHOLDING TAXES

    (a) CASH REMITTANCE

        Whenever shares of Common Stock are to be issued upon the exercise of an Option, the occurrence of the Issue Date or Vesting Date with respect to a share of Restricted Stock or the payment of a Stock Bonus, the Company shall have the right to require the Participant to remit to the Company in cash an amount sufficient to satisfy federal, state and local withholding tax requirements, if any, attributable to such exercise, occurrence or payment prior to the delivery of any certificate or certificates for such shares. In addition, upon the exercise of an LSAR, Tandem SAR or Stand-Alone Sar, the grant of a Cash Bonus or the making of a payment with respect to a share of Phantom Stock, the Company shall have the right to withhold from any cash. payment required to be made pursuant thereto an amount sufficient to satisfy the federal, state and local withholding tax requirements.

    (b) STOCK REMITTANCE

        At the election of the Participant, subject to the approval of the Committee, when shares of Common Stock are to be issued upon the exercise of an Option, the occurrence of the Issue Date or the Vesting Date with respect to a share of Restricted Stock or the grant of a Stock Bonus, in lieu of the remittance required by Section 18(a) hereof, the Participant may tender to the Company a number of shares of Common Stock determined by such Participant, the Fair Market Value of which at the tender date the Committee determines to be sufficient to satisfy the federal, state and local withholding tax requirements, if any, attributable to such exercise, occurrence or grant and not greater than the Participant's estimated total federal, state and local tax obligations associated with such exercise, occurrence or grant.

    (c) STOCK WITHHOLDING

        At the election of the Participant, subject to the approval of the Committee, when shares of Common Stock are to be issued upon the exercise of an Option, the occurrence of the Issue Date or the Vesting Date with respect to a share~of Restricted Stock or the grant of a Stock Bonus, in lieu of the remittance required by Section 18(a) hereof, the Company shall withhold a number of such shares determined by such Participant, the Fal- Market Value of which at the exercise date the Committee determines to be sufficient to satisfy the federal, state and local withholding tax requirements, if any, attributable to such exercise, occurrence or grant and is not greater than the Participant's estimated total federal, state and local tax obligations associated with such exercise, occurrence or grant.

    (d) TIMING AND METHOD OF ELECTIONS

        Notwithstanding any other provisions of the Plan, a Participant who is subject to Section 16(b) of the Exchange Act may not make either of the elections described in Sections 18(b) and (c) hereof prior to the expiration of six months after the date on which the applicable Option, share of Restricted Stock or Stock Bonus was granted, except in the event of the death or Disability of the Participant, unless the Company is advised by its counsel that such election(s) may be permitted pursuant to Section 16 of the Exchange Act or any rule or interpretation of the U.S. Securities and Exchange Commission thereunder. A Participant who is subject to Section 16(b) of the Exchange Act may not make such elections other than (i) during the 10-day window period beginning on the third business day following the date of release for publication of FHR's quarterly and annual summary statements of sales and earnings and ending on the twelfth business day following such date or (ii) at least six months prior to the date as of which the income attributable to the exercise of such Option is recognized under the Code. Such election shall be irrevocable and shall be made by the delivery to FHR's principal office, to the attention of its Secretary, of a written notice signed by the Participant.

19. AMENDMENT OF THE PLAN

    The Board of Directors may at any time suspend or terminate the Plan or revise or amend it in any respect whatsoever; provided, however, that the Plan may not be amended more than once every six monti-,s other than to comport with changes in the Code, the Employee Retirement Income Security Act, or the rules thereunder, or any other laws or regulations; and provided, further, that without approval of the shareholders no revision or amendment shall (i) except as provided in Section 14 hereof, increase the number of shares of Common Stock that may be issued under the Plan, (ii) materially increase the benefits accruing to individuals holding Incentive Awards granted pursuant to the Plan or
(iii) materially modify the requirements as to eligibility for participation in the Plan.

20. NO OBLIGATION TO EXERCISE

    The grant to a Participant of an Option, LSAR, Tandem SAR or Stand-Alone SAR shall impose no obligation upon such Participant to exercise such Option, LSAR, Tandem SAR or Stand-Alone SAR.

21. TRANSFERS UNON DEATH OR PURSUANT TO A QUALIFIED DOMESTIC RELATIONS ORDER

    Upon the death of a Participant or pursuant to a qualified domestic relations order, outstanding Incentive Awards granted to such Participant may be exercised only by the executors or administrators of the Participant's estate or by any person or persons who shall have acquired such right to exercise by will, the laws of descent and distribution, or pursuant to a qualified domestic relations order. No transfer by will, the laws of descent and distribution, or pursuant to a qualified domestic relations order, of any Incentive Award, or the right to exercise any Incentive Award, shall be effective to bind the Company unless the Committee shall have been furnished with (a) written notice thereof and with a copy of the will, order, and/or such evidence as the Committee may deem necessary to establish the validity of the transfer and (b) an agreement by the transferee to comply with all the terms and conditions of the Incentive Award that are or would have been applicable to the Participant and to be bound by the acknowledgements made by the Participant in connection with the grant of the Incentive Award.

22. EXPENSES AND RECEIPTS

    The expenses of the Plan shall be paid by the Company. Any proceeds received by the Company in connection with any Incentive Award will be used for general corporate purposes.

23. PARTICINANT'S FAILURE TO COMPLV

    In addition to the remedies of the Company elsewhere provided for herein, failure by a Participant to comply with any of the terms and conditions of the Plan or the agreement executed by such Participant evidencing-an Incentive Award, unless such failure is remedied by such Participant within ten days after having been notified of such failure by the Committee, shall be grounds for the cancellation and forfeiture of such Incentive Award, in whole or in part, as the Committee, in its absolute discretion, may determine.

24. EFFECTIVE DATE AND TERM OF PLAN

    The Plan shall be effective as of June 30, 1992, subject to approval by the Company's Stockholders at their next Annual or Special Meeting. The Plan shall terminate on June 30, 2002, unless earlier terminated pursuant to Section 19. No grants may be made under the Plan after June 30, 2002.

                            FULL HOUSE RESORTS, INC.
                              2300 W. SAHARA AVE.
                               SUITE 450, BOX 23
                              LAS VEGAS, NV 89102

                    THIS PROXY IS SOLICITED ON BEHALF OF THE
                          COMPANY'S BOARD OF DIRECTORS

    The undersigned holder of Common Stock of Full House Resorts, Inc., a Delaware corporation ("Full House"), hereby appoints William P. McComas and Ronald K. Richey, and each of them, as proxies for the undersigned, each with full power of substitution, for and in the name of the undersigned to act for the undersigned and to vote, as designated on the reverse, all of the shares of stock of Full House that the undersigned is entitled to vote at the 1999 Annual Meeting of Stockholders of Full House to be held on June 8, 1999 at 1:00 p.m., local time, at the Four Seasons Hotel, 3950 Las Vegas Blvd. S., Las Vegas, NV 89109, and at any adjournment(s) or postponement(s) thereof.

                               (SEE REVERSE SIDE)

                        PLEASE SIGN, DATE AND MAIL YOUR
                      PROXY CARD BACK AS SOON AS POSSIBLE!

                         ANNUAL MEETING OF STOCKHOLDERS
                            FULL HOUSE RESORTS, INC.

                                  JUNE 8, 1999

   /down arrow/ Please Detach and Mail in the Envelope Provided /down arrow/

A [X] PLEASE MARK YOUR
      VOTES AS IN THIS
      EXAMPLE.

            THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE ELECTION OF ALL THE NOMINEES FOR DIRECTOR LISTED BELOW.

(1) To elect five (5) directors to the Board of Directors of Full House to hold office until the next Annual Meeting of Stockholders of Full House following their election or until their successors are duly elected and qualified.

Nominees: William P. McComas, Gregg R. Giuffria, James C. Gilstrap, Lee A.
          Iacocca and Ronald K. Richey
INSTRUCTION: To withhold authority to vote for any individual nominee, write the nominee's name in the space provided below.
________________________________________________________________________________

(2) Approval of Amendment to the Company's 1992       FOR      AGAINST   ABSTAIN
    Incentive Plan.                                   [ ]        [ ]       [ ]

(3) Ratification of the appointment of Deloitte &
    Touche LLP to serve as Full House's independent
    accounts for the current year.                    [ ]        [ ]       [ ]

(4) In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE ELECTION OF ALL DIRECTOR NOMINEES LISTED ABOVE, AND THE RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE.

PLEASE MARK, SIGN AND DATE THIS PROXY CARD AND PROMPTLY RETURN IT IN THE ENVELOPE PROVIDED. NO POSTAGE NECESSARY IF MAILED IN THE UNITED STATES.

Signature _____________ Signature if held jointly ___________ Dated: _____, 1999
                                           (SIGNATURE IF HELD JOINTLY)

IMPORTANT: Please sign exactly as your name appears hereon and mail it promptly even though you now plan to attend the meeting. When shares held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership please sign in partnership name by authorized person.